UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

GEORGETOWN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	0-51102 (Commission File Number)	20-2107839 (I.R.S. Employer Identification No.)

2 East Main Street, Georgetown, MA 01833
 (Address of principal executive offices)
(978) 352-8600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On April 26, 2011, Georgetown Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting, shareholders considered the election of directors and the ratification of the Company’s independent registered public accounting firm.  A breakdown of the votes cast is set forth below.

				Broker
1.	The election of directors	For	Withheld	non-votes

	Robert E. Balletto	2,007,302	18,905	428,547

	Stephen L. Flynn	2,006,578	19,629	428,547

	Thomas L. Hamelin	2,007,802	18,405	428,547

	J. Richard Murphy	2,008,552	17,655	428,547

2.The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

For	Against	Abstain

2,437,233	0	17,521

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: None

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGETOWN BANCORP, INC.

Date:	April 27, 2011	By:	/s/ Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President and Chief Financial Officer